INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 18:- INCOME TAXES

a.	Israeli taxation:

1.	Corporate tax rate:

Taxable income of the Israeli companies is subject to the Israeli corporate tax at the rate as follows: 2013 - 25%, 2014 – 26.5% and 2015 – 26.5%.

On 5 January 2016, the Israeli Parliament officially published the Law for the Amendment of the Israeli Tax Ordinance (Amendment 216), that reduces the standard corporate income tax rate from 26.5% to 25%.

2.	Measurement of taxable income:

On February 26, 2008, the Israeli Parliament enacted the Income Tax Law (Inflationary Adjustments) (Amendment 20) (Restriction of Effective Period), 2008 (Inflationary Adjustments Amendment). In accordance with the Inflationary Adjustments Amendment, the effective period of the Inflationary Adjustments Law will cease at the end of the 2007 tax year, and as of the 2008 tax year, the provisions of the Law shall no longer apply, other than the transitional provisions intended at preventing distortions in the tax calculations. In accordance with the Inflationary Adjustments Amendment, commencing with the 2008 tax year, income for tax purposes will no longer be adjusted to a real (net of inflation) measurement basis. Furthermore, the depreciation of inflation immune assets and carried forward tax losses will no longer be linked to the Israeli Consumer Price Index.

In accordance with ASC 740, the Company has not provided deferred income taxes on the above difference between the reporting currency and the tax basis of assets and liabilities.

3.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company", as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

4.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (Law):

The Company has been granted the status of "Privileged Enterprise" according to the Amendment to the Law, for eligible investments ended in 2005, 2007,2009 and 2012 ("Programs"). Those mentioned years are considered to be the election years for tax benefits under the Law.

In accordance with the Law the Company has chosen to enjoy an "alternative benefits track" status. Accordingly, Syneron Medical Ltd.'s income attributed to the Programs is exempt from taxes on income derived therefrom, the earlier of, a period of 10 years starting in the year in which the Company first generates taxable income or 12 years starting the election year.

As a "Privileged Enterprise" under the Law in Israel, the Company is partly exempt from taxes on income derived from its "Privileged Enterprise," and the Company is obligated to pay taxes on income from other sources, which are not integral to its "Privileged Enterprise".

In addition, it should be noted that certain Israeli subsidiaries have a "Privileged Enterprise" status and are exempt from taxes on income derived from their "Privileged Enterprise" status. The tax consequences of such status are not significant to the Company.

Out of the Company's retained earnings as of December 31, 2015, approximately $235,112 is tax-exempt earnings attributable to its Approved Enterprise and Privileged Enterprise program. The tax-exempt income attributable to the Approved and Privileged Enterprise cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the "alternative benefits track". Under the Law, tax-exempt income generated under the Approved or Privileged Enterprise status will be taxed upon dividend distribution or complete liquidation, whereas in accordance with the Law, tax exempt income generated under the Approved Enterprise status will be taxed upon dividend distribution.

On October 27, 2013, the Company agreed to pay to the Israeli Tax Authority approximately $4,000 to free up "trapped profits" in accordance with the Trapped Profits Law. This payment gives the Company flexibility to perform certain future business transactions which apply to profits derived from "Approved Enterprise" or "Privileged Enterprise", up to a limit of approximately $57,173 , without incurring any additional Israeli tax.

As of December 31, 2015, if the income attributed to the Approved Enterprise and Privileged Enterprise is distributed as a dividend, the Company will incur a tax liability of approximately up to $32,835, excluding approximately $4,000 that was paid in accordance to the Trapped Profit Low, as mentioned above. These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

The Company's board of directors has determined that it will not distribute any amounts of its undistributed tax-exempt income as a dividend. The Company intends to reinvest the amount of its tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved and Privileged Enterprise programs as the undistributed tax-exempt income is essentially permanent in duration.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Law, regulations published thereunder and the certificates of approval for the specific investments in Approved Enterprises.

Should the Company fail to meet such requirements in the future, income attributable to its Programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such program. The Company's management believes that the Company is meeting the aforementioned conditions.

Income from sources other than the "Approved Enterprise" and/or "Privileged Enterprise" is subject to tax at regular Israeli corporate tax rate of 26.5%.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed based on tax laws in their respective jurisdictions. The Corporate income tax rate of significant jurisdictions are as follows:

Tax rate

Australia	30%
Canada (*)	15%
China	25%
Germany	27%
Hong Kong	16.5%
Japan	37.3%
Spain	25%
United States (*)	35%

(*)	Federal.

c.	Deferred taxes:

Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2015	2014

Net operating loss carryforward	$34,688	$35,839
Tax credits	9,184	8,234
Capital losses carryforward (1)	17,045	18,783
Bad debt reserve	901	557
Deferred revenues	1,656	1,383
Accrued warranty reserve	1,529	1,117
Inventory reserve	727	1,207
Intangible assets – patents	846	981
Other temporary differences	6,207	3,816

Total deferred tax asset before valuation allowance	72,783	71,917

Valuation allowance	(49,222)	(44,777)

Total deferred tax asset	23,561	27,140

Intangible assets acquired	(3,198)	(5,820)

Total deferred tax liability	(3,198)	(5,820)

Net deferred tax asset (2)	$20,363	$21,320

(1)	The Company has capital loss carryforwards resulting mainly from the difference between the reporting currency and the tax basis of the investments in Marketable securities.

(2)	Net deferred tax asset (liability) is recorded in the following balance sheet line items:

	December 31,
	2015	2014

Current assets	$-	$-
Deferred tax assets	20,363	21,460
Deferred tax liability	-	(140)

Net deferred tax asset	$20,363	$21,320

At December 31, 2015, the Company's U.S. subsidiaries had cumulative net operating losses (NOL) for US federal and state income tax return purposes of $55,467 and $46,515 respectively. The federal NOL carryforwards expire between 2025 and 2033. The state NOL carryforwards begin to expire in 2016. The federal and state NOL carryforwards for tax return purposes are $38,171 greater than their NOL for financial reporting purposes due to unrecognized tax benefits and excess tax benefits. Excess tax benefits related to option exercises cannot be recognized until realized through a reduction of current taxes payable.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of NOL's is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period. The annual limitations may result in the expiration of losses before utilization.

The Company has available Israeli carryforward capital tax losses of $52,212 and $58,770 in 2015 and 2014, respectively. The Company has Israeli available carryforward net operating tax losses of $95,854 and $79,777 in 2015 and 2014, respectively to offset against future tax profits for an indefinite period.

Changes in tax laws and rates may affect recorded deferred tax assets and liabilities and the Company's effective tax rate in the future. On December 18, 2015, the President signed into law the Protecting Americans from Tax Hikes Act of 2015 ("PATH Act"), which permanently extended the credit for certain research and experimentation expenses.  The credit had expired at the end of 2014.

At December 31, 2015, the Company's U.S. subsidiaries had available federal research and development (R&D) tax credit carryforwards of approximately $2,598 expiring between 2023 and 2035, capital loss carryforwards of $9,169 expiring in 2017, and alternative minimum tax credits of approximately $1,116 with an unlimited carryforward period. The Company also had available state R&D tax credits of approximately $1,641. Federal and state R&D credit carryforwards for tax return purposes are $449 greater than their federal and state R&D credit carryforwards for financial reporting purposes due to unrecognized tax benefits.

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluated the net deferred tax assets for each separate tax entity. For certain entities, the Company concluded that it is not more likely than not that the net deferred tax assets will be realized and a valuation allowance has been recorded against these assets. Based on a consideration of these factors, the Company has established a valuation allowance of $49,222 and $44,777 at December 31, 2015 and 2014, respectively. The Company's estimate of future book-taxable income considers all available evidence, both positive and negative, about its operating businesses and investments, included an aggregation of individual projections for each significant operating business and investment, estimated apportionment factors for state and local taxing jurisdictions and included all future years that the Company estimated it would have available net operating loss carryforwards ("NOLs").

For other entities, the Company has determined that the positive evidence outweighs the negative evidence for other deferred tax assets and concluded that these deferred tax assets are realizable on a "more likely than not" basis. This determination was based on many factors, including the following: (i) the net temporary differences resulting in the deferred tax assets and in the deferred tax liabilities are expected to reverse in similar time periods; (ii) the history of utilizing tax benefits, (iii) certain significant costs that are not expected to occur in future periods, and (iv) expected future results of operations.

No amount for income tax has been provided on undistributed earnings of the Company's foreign subsidiaries because the Company considers the approximate $11,635 of accumulated foreign earnings to be indefinitely reinvested. The Company expects existing domestic cash and short-term investments and cash flows from operations to continue to be sufficient to fund the operating activities and cash commitments for investing and financing activities, and capital expenditures, for at least the next 12 months and thereafter for the foreseeable future. Determination of the amount of income tax liability that would be incurred is not practicable.

d.	Tax contingencies for unrecognized tax benefits:

The changes to unrecognized tax benefits from January 1, 2014 through December 31, 2015, were as follows:

Gross tax liabilities at January 1, 2014	$2,119

Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	42
Reductions due to settlements with tax authorities	-
Reductions for positions of prior years	(286)

Gross tax liabilities at December 31, 2014	1,875

Additions based on tax positions related to the current year	187
Additions for tax positions of prior years	-
Reductions for positions of prior years	(66)

Gross tax liabilities at December 31, 2015	1,996

Included in the balance of tax contingencies for uncertain tax positions at December 31, 2015 was approximately $2,180 of unrecognized tax benefits that, if recognized, would affect the annual effective income tax rate. The unrecognized tax benefits and interest are recorded in net deferred taxes assets and long-term obligations on the balance sheet.

The liability for unrecognized tax benefits as of December 31, 2015 and 2014 included accrued interest of $184 and $170, respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2015:

Israel	-	2012 - present
United States	-	2012 - present
Australia	-	2011 - present
Germany	-	2011 - present
Canada	-	2011 - present
Japan	-	2012 - present
Spain	-	2011 - present

e.	Loss before taxes on income:

	Year ended December 31,
	2015	2014	2013

Domestic	$(15,013)	$(9,759)	$(14,289)
Foreign	8,721	6,854	8,196

	$(6,292)	$(2,905)	$(6,093)

f.	Taxes on income:

	Year ended December 31,
	2015	2014	2013

Current taxes:
Domestic	$187	$1,385	$(6,338)
Foreign	1,656	1,886	2,084

	1,843	3,271	(4,254)
Deferred taxes:
Domestic	-	96	(140)
Foreign	(1,795)	(1,072)	(3,246)

	(1,795)	(976)	(3,386)

Taxes on income (tax benefit)	$48	$2,295	$(7,640)

g.	The reconciliation from the federal statutory tax rate to the effective tax rate is as follows:

	Year ended December 31,
	2015	2014	2013

Loss before taxes on income	$(6,292)	$(2,905)	$(6,093)

Statutory tax rate	26.5%	26.5%	25%

Theoretical tax benefits on the above amount at the Israeli statutory tax rate	$(1,667)	$(770)	$(1,523)
Difference in basis of measurement for tax purpose	(1,938)	4,853	1,288
Change in valuation allowance, net	3,484	(6,784)	(969)
Non-deductible stock-based compensation	1,001	1,215	1,485
Non-deductible expenses	106	355	492
State deferred taxes	253	174	2,363
Decrease in taxes resulting from tax settlement with tax authorities	-	-	(8,925)
Difference in tax rates	(1,846)	658	(3,108)
Tax contingencies	131	60	(111)
Tax credits	82	(491)	-
Impairment charges	840	1,216	-
Withholding taxes	-	1,386	1,441
Return to provision	(443)	227	(16)
Other	45	196	(57)

Actual tax expense (benefit)	$48	$2,295	$(7,640)